UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 31, 2009


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                             ----------------------
                 (State or other jurisdiction of incorporation)



          1-14244                                    84-1214736
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  (Commission File Number)               (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 8. OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

         Effective August 31, 2009, Environmental Service Professionals, Inc. (the "Company") and the Laborers' International Union of North America ("LIUNA") entered into a Memorandum of Understanding ("MOU") pursuant to which LIUNA has agreed to attend joint meetings with the Company and senior government entities in order to assist the Company with procuring contracts with the Federal Deposit Insurance Corporation (the "FDIC") and other government entities and to use good faith efforts to obtain funding for the Company so that the Company can meet the financial stability requirements of the FDIC. Additionally, the Company has agreed to enter into a collective bargaining agreement and working relationship with LIUNA as the Company procures government contracts.

         A copy of the MOU is attached to this Report as Exhibit 99.1.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

        (d)      Exhibits

                    99.1.Memorandum  of  Understanding   between  the  Laborers'
                         International Union of North America and Environmental Service Professionals, Inc., effective as of August 31, 2009.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                            (Registrant)

Date:  September 9, 2009


                               /s/ Edward Torres
                               ----------------------------------------
                               Edward Torres, Chief Executive Officer


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